MORGAN STANLEY DEAN WITTER JAPAN FUND             TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS MAY 31, 1998           NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

The twelve-month period ended May 31, 1998, was another difficult term for Japan. Problems both domestically and in other Asian countries took their toll on the financial markets and the economy. The current diagnosis of a recessionary economy, falling corporate profits and spiraling bad debt in the banking and construction industries is a far cry from the optimism of a year ago. Given this scenario, the short-term outlook is not encouraging.

In the first quarter of 1997, the Japanese economy exhibited strong growth, manufacturers posted double-digit profit gains and the government felt sufficiently confident to tighten fiscal policy by means of an increased consumption tax. The market responded positively to this evidence of economic strength, with the Nikkei Index reaching a high of 20,681 on June 16, 1997. However, as the year progressed, it became increasingly obvious that the Japanese economy was slowing, consumers were saving rather than spending and corporations were going to have to struggle to meet profit forecasts.

By September, as the first signs of trouble in Asia surfaced, Japan was forced to come to terms with the realization that its economy was heading into recession. The initial government response was confused and inconsistent. It attempted to boost investor confidence in the market with proposed reform and stimulation packages. These were only marginally successful. The well-publicized bankruptcies of Sanyo and Yamanichi Securities, combined with dramatic declines in other Asian financial markets, induced a major Japanese market crisis in late November.

In December, the Japanese government scrambled for support proposals that would convince increasingly skeptical investors that economic growth could be stimulated and a complete financial sector meltdown could be avoided. Despite ongoing leaks of a proposed Y30 trillion financial sector support package coupled with a Y2 trillion tax rebate, the market continued to fall. By January 12, 1998, the Nikkei had plummeted to a 12-month low of 14,664.

MORGAN STANLEY DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1998, CONTINUED

As 1998 progressed, the Japanese market rebounded somewhat as investors grew optimistic that the government's efforts might prove effective. Several important initiatives were announced by the government at this time, including: banks would be permitted to revalue land assets upward without incurring any tax liability; the government would purchase preference shares from banks to increase the bank's equity capital and recent personal tax cuts were made permanent. Also, a further significant supplementary economic package was announced in late February 1998.

Investors were also encouraged by the recoveries in other Asian markets, following the announcement of the renegotiation of U.S. $23 billion of short-term debt in Korea. A report of new corruption scandals concerning both the banks and the Ministry of Finance, which led to the arrests of Japanese bank and ministry officials, did not deter investor optimism.

Despite further support proposals and a Y16 trillion supplementary budget, current data continues to support an economic slowdown. Corporations are openly admitting to a major downturn in their business dealings with Asia, and more complete (but not total) disclosure on bank and construction bad debt have all affected the situation negatively.

PERFORMANCE AND PORTFOLIO

During the fiscal year ended May 31, 1998, Morgan Stanley Dean Witter Japan Fund's Class B shares produced a total return of -24.12 percent versus -28.25 percent for the Morgan Stanley Capital International (MSCI) Japan Index and -22.08 percent for the Lipper Japanese Funds Average. Since their inception on July 28, 1997, through May 31, 1998, the Fund's Class A, C and D shares posted total returns of -26.64 percent, -27.07 percent and -26.64 percent, respectively versus -31.07 percent for the MSCI Japan Index and -25.99 percent for the Lipper Japanese Funds Average. The performance of the Fund's four share classes varies because of differing sales charges and expenses.

The accompanying chart compares the performance of the Fund's Class B shares from inception (April 26, 1996) through the fiscal year ended May 31, 1998, versus similar investments in the issues that comprise the MSCI Japan Index and the Lipper Japanese Funds Average.

The Fund has retained a strategic emphasis on exporting blue-chip companies, such as Sony, Rohm, Bridgestone, Matsushita Electric and Canon, that continue to benefit from superior technology and transparency of earnings. Other major positions include Nippon Telegraph & Telephone, a major telecommunications company, and Secon Company, a major securities firm. The portfolio is underweighted in the banking sector because of the quantity of bad debts that has been exposed. It is also underweighted in the domestic cyclical sector because of the ongoing Japanese recession.

MORGAN STANLEY DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1998, CONTINUED

OUTLOOK

Continuing volatility in Asia and fears of further bankruptcies in Japan have disheartened and discouraged domestic and international investors alike. In the face of an economy in recession and corporate profits in decline, the short-term outlook is poor. However, the market has discounted a lot of bad news and at current levels is close to major support lines seen in 1992, 1995 and 1997. Public money has been utilized to support the market and, with an upcoming election in July, the desire to avoid further deterioration is stronger than ever.

Looking out over the next 18 to 24 months, there are some encouraging signs. Announcements of share buy backs and the issuing of return on equity and return on investment targets suggest that companies are aware of the need to improve shareholder value. Similarly, the banks' improvement in the degree of bad debt disclosure and the announcements of various joint ventures (often with foreign partners) is positive news in a sector that has underperformed for a number of years. The market has discounted a great deal of negative data, and any sign of an improvement in the domestic economy should sustain a substantial market rally. However, Asia in general is a major uncertainty and is likely to remain so for the near term.

In summary, Japan remains in crisis and the process of recovery from the excesses of the late 1980s has been slow. Nevertheless, we believe that Japan eventually will resolve its problems. Given this conviction, we continue to believe that the Fund provides a viable long-term opportunity for investors to participate in the world's second-largest economy.

We appreciate your ongoing support of Morgan Stanley Dean Witter Japan Fund and look forward to continuing to serve your investment objectives in the months and years to come.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1998, CONTINUED

                              *          *          *

In May 1998, Morgan Stanley Dean Witter Japan Fund's sub-advisor, Morgan Grenfell Investment Services Limited, advised the Board of Trustees of the Fund and Morgan Stanley Dean Witter Advisors Inc. of its resignation as sub-advisor, effective at the close of business on September 30, 1998. On June 2, 1998, the Board of Trustees unanimously recommended that a new sub-advisory agreement with Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of Morgan Stanley Dean Witter Advisors Inc., be submitted to shareholders for approval at a special meeting expected to be held in August 1998. A letter enclosing a prospectus supplement, which contains complete details, has been mailed to you.

MORGAN STANLEY DEAN WITTER JAPAN FUND
FUND PERFORMANCE MAY 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Growth of $10,000 -- Class B
            Shares
       ($ in Thousands)

                                      Fund   MSCI JAPAN(4)  Lipper(5)
April-1996                         $10,000         $10,000    $10,000
May-1996                           $ 9,610         $ 9,481    $ 9,654
May-1997                            $8,790          $8,033     $8,904
May-1998                         $6,470(3)          $5,764     $6,938

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                          AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------------------------------------------
                      CLASS B**                                                   CLASS A+
-----------------------------------------------------      ------------------------------------------------------
1 Year                     (24.12)(1)      (27.91)(2)      Since Inception (7/28/97)  (26.64)(1)       (30.49)(2)
Since Inception (4/26/96)  (17.58)(1)      (18.77)(2)

                      CLASS C++                                                    CLASS D++
------------------------------------------------------       ------------------------------------------------------
Since Inception (7/28/97)  (27.07)(1)       (27.80)(2)       Since Inception (7/28/97)  (26.64)(1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value after the deduction of a 3% CDSC, assuming a complete redemption on May 31, 1998.
 (4) The Morgan Stanley Capital International Japan Index is a capitalization weighted index that measures performance, in US dollars, of companies listed on the Japanese Stock Exchange. The index does not include any expenses, fees or charges or reinvestment of dividends. The index is unmanaged and should not be considered an investment.
 (5) The Lipper Japanese Fund Average tracks the performance of all funds that concentrate their investments in equity securities of Japanese companies.
 * For periods of less than one year, the fund quotes its total return on a non-annualized basis.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The
   CDSC declines to 0% after six years.
 +  The maximum front-end sales charge for Class A is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 ++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (92.4%)
            AUTOMOBILES (5.5%)
   253,000  Bridgestone Corp......................................................................  $  5,757,868
   156,000  Suzuki Motor Co., Ltd.................................................................     1,268,448
                                                                                                    ------------
                                                                                                       7,026,316
                                                                                                    ------------
            BANKING (3.8%)
   291,000  Bank of Tokyo-Mitsubishi Ltd..........................................................     2,986,496
   121,000  Mitsubishi Trust & Banking............................................................     1,071,876
   142,000  Sumitomo Trust & Banking..............................................................       745,538
                                                                                                    ------------
                                                                                                       4,803,910
                                                                                                    ------------
            BUILDING & CONSTRUCTION (0.7%)
   120,000  National House Industrial.............................................................       950,666
                                                                                                    ------------
            BUSINESS & PUBLIC SERVICES (4.5%)
    27,000  Asatsu Inc............................................................................       533,777
   129,000  Mitsubishi Logistic...................................................................     1,272,812
    70,000  Secom Co..............................................................................     3,967,591
                                                                                                    ------------
                                                                                                       5,774,180
                                                                                                    ------------
            BUSINESS EQUIPMENT (2.0%)
   233,000  Ricoh Co., Ltd........................................................................     2,510,393
                                                                                                    ------------
            CHEMICALS (6.0%)
   640,000  Asahi Chemical Industrial Co., Ltd....................................................     2,207,850
   237,000  Nippon Zeon Co., Ltd..................................................................       645,200
   256,000  Shin-Etsu Chemical Co.................................................................     4,747,569
                                                                                                    ------------
                                                                                                       7,600,619
                                                                                                    ------------
            COMPUTER SOFTWARE & SERVICES (1.8%)
        58  NTT Data Corp.........................................................................     2,322,506
                                                                                                    ------------
            ELECTRICAL EQUIPMENT (17.4%)
   318,000  Canon, Inc............................................................................     7,557,796
   279,000  Matsushita Electric Industrial Co., Ltd...............................................     4,360,317
   157,000  Matsushita Electric Works.............................................................     1,310,501
   191,000  Omron Corp............................................................................     2,874,973
    71,500  Sony Corp.............................................................................     6,024,847
                                                                                                    ------------
                                                                                                      22,128,434
                                                                                                    ------------
            ELECTRONICS (17.7%)
   427,000  Furukawa Electric Co..................................................................     1,353,115
    34,000  Kyocera Corp..........................................................................     1,655,311
   215,000  Minebea Co., Ltd......................................................................     2,200,324
    80,000  Murata Manufacturing Co., Ltd.........................................................     2,321,930
   308,000  NGK Insulators, Ltd...................................................................     2,768,340
   125,000  Olympus Optical Co., Ltd..............................................................     1,174,829
    70,000  Rohm Co., Ltd.........................................................................     7,259,633
   371,000  Sumitomo Electric Industries..........................................................     3,866,309
                                                                                                    ------------
                                                                                                      22,599,791
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            ENGINEERING & CONSTRUCTION (2.3%)
   290,000  Kajima Corp...........................................................................  $    776,954
   116,000  Kandenko Co., Ltd.....................................................................       665,005
   121,000  Kinden Corp...........................................................................     1,459,669
                                                                                                    ------------
                                                                                                       2,901,628
                                                                                                    ------------
            FINANCIAL SERVICES (2.0%)
    29,000  Japan Associated Finance..............................................................       887,649
   156,000  Nomura Securities Co., Ltd............................................................     1,696,507
                                                                                                    ------------
                                                                                                       2,584,156
                                                                                                    ------------
            INSURANCE (2.5%)
   193,000  Sumitomo Marine & Fire................................................................     1,070,292
   225,000  Tokio Marine & Fire Insurance Co......................................................     2,126,035
                                                                                                    ------------
                                                                                                       3,196,327
                                                                                                    ------------
            MACHINERY (3.9%)
   153,000  Asahi Diamond Industries Co., Ltd.....................................................       685,387
 1,212,000  Kawasaki Heavy Industries.............................................................     2,260,771
   569,000  NSK Ltd...............................................................................     2,048,974
                                                                                                    ------------
                                                                                                       4,995,132
                                                                                                    ------------
            METALS (1.0%)
   630,000  Mitsubishi Materials Corp.............................................................     1,225,063
                                                                                                    ------------
            PHARMACEUTICALS (3.6%)
   152,000  Banyu Pharmaceutical Co., Ltd.........................................................     1,823,781
   117,000  Sankyo Co., Ltd.......................................................................     2,814,404
                                                                                                    ------------
                                                                                                       4,638,185
                                                                                                    ------------
            REAL ESTATE (2.8%)
   207,000  Mitsubishi Estate Co., Ltd............................................................     1,814,325
   216,000  Mitsui Fudosan Co.....................................................................     1,743,867
                                                                                                    ------------
                                                                                                       3,558,192
                                                                                                    ------------
            RECREATION (1.8%)
    25,000  H.I.S. Co., Ltd.......................................................................       396,111
    48,500  Sony Music Entertainment Inc..........................................................     1,945,589
                                                                                                    ------------
                                                                                                       2,341,700
                                                                                                    ------------
            RETAIL (6.2%)
    82,900  Family Mart Co., Ltd..................................................................     3,104,645
    75,000  Ito-Yokado Co., Ltd...................................................................     3,727,044
    55,000  York-Benimaru.........................................................................     1,105,149
                                                                                                    ------------
                                                                                                       7,936,838
                                                                                                    ------------
            STEEL & IRON (0.4%)
   544,000  NKK Corp..............................................................................       462,312
                                                                                                    ------------
            TELECOMMUNICATIONS (5.5%)
       595  DDI Corp..............................................................................     1,705,510
       645  Nippon Telegraph & Telephone Corp.....................................................     5,295,643
                                                                                                    ------------
                                                                                                       7,001,153
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TEXTILES (0.7%)
   319,000  Teijin Ltd............................................................................  $    960,331
                                                                                                    ------------
            TRANSPORTATION (0.3%)
   115,000  Tobu Railway Co., Ltd.................................................................       325,495
                                                                                                    ------------
            TOTAL COMMON STOCKS
            (IDENTIFIED COST $158,338,621)........................................................   117,843,327
                                                                                                    ------------

  CURRENCY
  AMOUNT IN
  THOUSANDS
-------------
               PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (4.4%)
JPY 6,939,576  August 11, 1998/JPY 123.48 (IDENTIFIED COST $1,517,400)............................     5,586,280
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (1.8%)
            U.S. GOVERNMENT AGENCY
$    2,300  Federal Home Loan Mortgage Corp. 5.55% due 06/01/98 (AMORTIZED COST $2,300,000).......     2,300,000
                                                                                                    ------------

                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $162,156,021) (b)........................................................   98.6 % $ 125,729,607

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.4       1,769,903
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 127,499,510
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,619,822 and the aggregate gross unrealized depreciation is $48,046,236, resulting in net unrealized depreciation of $36,426,414.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 1998:

CONTRACTS
   TO            IN         DELIVERY  UNREALIZED
DELIVER     EXCHANGE FOR      DATE    APPRECIATION
--------------------------------------------
$937,924   JPY 129,921,213  06/01/98  $2,229
$260,821    JPY 36,170,592  06/02/98     319
                                      ------
      Total unrealized
      appreciation..................  $2,548
                                      ------
                                      ------

CURRENCY ABBREVIATION:

JPY        Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $162,156,021)..............................................................  $125,729,607
Cash..........................................................................................       748,489
Receivable for:
    Investments sold..........................................................................       640,651
    Dividends.................................................................................       505,655
    Shares of beneficial interest sold........................................................       130,814
Deferred organizational expenses..............................................................       116,373
Prepaid expenses and other assets.............................................................        76,398
                                                                                                ------------
     TOTAL ASSETS.............................................................................   127,947,987
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................       151,036
    Investment management fee.................................................................       111,034
    Plan of distribution fee..................................................................       110,573
Accrued expenses and other payables...........................................................        75,834
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       448,477
                                                                                                ------------
     NET ASSETS...............................................................................  $127,499,510
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $213,250,030
Net unrealized depreciation...................................................................   (36,468,480)
Undistributed net investment income...........................................................       611,788
Accumulated net realized loss.................................................................   (49,893,828)
                                                                                                ------------
     NET ASSETS...............................................................................  $127,499,510
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $126,203
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        18,775
     NET ASSET VALUE PER SHARE................................................................         $6.72
                                                                                                ------------
                                                                                                ------------

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................         $7.09
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $125,007,914
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    18,743,414
     NET ASSET VALUE PER SHARE................................................................         $6.67
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................    $1,737,575
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       260,304
     NET ASSET VALUE PER SHARE................................................................         $6.68
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................      $627,818
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        93,420
     NET ASSET VALUE PER SHARE................................................................         $6.72
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1998*

NET INVESTMENT INCOME:

INCOME
Dividends (net of $196,241 foreign withholding tax)...........................................  $  1,148,888
Interest......................................................................................       417,743
                                                                                                ------------

     TOTAL INCOME.............................................................................     1,566,631
                                                                                                ------------

EXPENSES
Investment management fee.....................................................................     1,817,407
Plan of distribution fee (Class A shares).....................................................           505
Plan of distribution fee (Class B shares).....................................................     1,807,418
Plan of distribution fee (Class C shares).....................................................         6,449
Transfer agent fees and expenses..............................................................       470,568
Custodian fees................................................................................       138,812
Registration fees.............................................................................        86,721
Shareholder reports and notices...............................................................        67,455
Professional fees.............................................................................        55,530
Organizational expenses.......................................................................        37,966
Trustees' fees and expenses...................................................................        10,337
Other.........................................................................................        10,536
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     4,509,704
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................    (2,943,073)
                                                                                                ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
    Investments...............................................................................   (28,090,423)
    Foreign exchange transactions.............................................................      (318,323)
                                                                                                ------------

     NET LOSS.................................................................................   (28,408,746)
                                                                                                ------------
Net change in unrealized appreciation/depreciation on:
    Investments...............................................................................   (21,268,884)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................       (75,287)
                                                                                                ------------

     NET DEPRECIATION.........................................................................   (21,344,171)
                                                                                                ------------

     NET LOSS.................................................................................   (49,752,917)
                                                                                                ------------

NET DECREASE..................................................................................  $(52,695,990)
                                                                                                ------------
                                                                                                ------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR
                                                                                     ENDED      FOR THE YEAR
                                                                                    MAY 31,        ENDED
                                                                                     1998*      MAY 31, 1997
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.............................................................  $ (2,943,073) $ (4,281,589)
Net realized loss...............................................................   (28,408,746)  (17,458,743)
Net change in unrealized depreciation...........................................   (21,344,171)   (5,808,933)
                                                                                  ------------  ------------

     NET DECREASE...............................................................   (52,695,990)  (27,549,265)
Net decrease from transactions in shares of beneficial interest.................   (59,523,451)   (6,276,032)
                                                                                  ------------  ------------

     NET DECREASE...............................................................  (112,219,441)  (33,825,297)

NET ASSETS:
Beginning of period.............................................................   239,718,951   273,544,248
                                                                                  ------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $611,788 AND $0,
    RESPECTIVELY)...............................................................  $127,499,510  $239,718,951
                                                                                  ------------  ------------
                                                                                  ------------  ------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Japan Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in securities of issuers located in Japan. The Fund was organized as a Massachusetts business trust on January 22, 1996 and commenced operations on April 26, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:

OLD NAME                                  NEW NAME
----------------------------------------  ----------------------------------------
Dean Witter Japan Fund                    Morgan Stanley Dean Witter Japan Fund
Dean Witter InterCapital Inc.             Morgan Stanley Dean Witter Advisors Inc.
                                          Morgan Stanley Dean Witter Distributors
Dean Witter Distributors Inc.              Inc.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

(the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTION ACCOUNTING PRINCIPLES -- When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

I. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $200,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes,

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $16,172,790 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,117,070 and $368, respectively and received $6,525 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $11,918,607 and $63,364,718, respectively.

For the year ended May 31, 1998, the Fund incurred $8,553 in brokerage commissions with Morgan Stanley & Co., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $3,400.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                          ENDED
                                                                           MAY 31, 1998                  MAY 31, 1997
                                                                   ----------------------------   ---------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   -------------
CLASS A SHARES*
Sold.............................................................    1,653,350   $   11,512,949       --             --
Redeemed                                                            (1,634,575)     (11,582,196)      --             --
                                                                   -----------   --------------   -----------   -------------
Net increase (decrease) - Class A................................       18,775          (69,247)      --             --
                                                                   -----------   --------------   -----------   -------------

CLASS B SHARES
Sold.............................................................    8,327,661       65,197,758    13,534,303   $ 114,115,612
Redeemed.........................................................  (16,855,398)    (127,207,599)  (14,718,440)   (120,391,644)
                                                                   -----------   --------------   -----------   -------------
Net decrease - Class B...........................................   (8,527,737)     (62,009,841)   (1,184,137)     (6,276,032)
                                                                   -----------   --------------   -----------   -------------

CLASS C SHARES*
Sold.............................................................      272,435        1,993,277       --             --
Redeemed.........................................................      (12,131)         (85,899)      --             --
                                                                   -----------   --------------   -----------   -------------
Net increase - Class C...........................................      260,304        1,907,378       --             --
                                                                   -----------   --------------   -----------   -------------

CLASS D SHARES*
Sold.............................................................      143,074          983,689       --             --
Redeemed.........................................................      (49,654)        (335,430)      --             --
                                                                   -----------   --------------   -----------   -------------
Net increase - Class D...........................................       93,420          648,259
                                                                   -----------   --------------   -----------   -------------
Net decrease in Fund.............................................   (8,155,238)  $  (59,523,451)   (1,814,137)  $  (6,276,032)
                                                                   -----------   --------------   -----------   -------------
                                                                   -----------   --------------   -----------   -------------

---------------------

 *   For the period July 28, 1997 (issue date) through May 31, 1998.

MORGAN STANLEY DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $29,365,000 of which $448,000 will be available through May 31, 2005 and $28,917,000 will be available through May 31, 2006 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $19,268,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency gains. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $37,966, accumulated net realized loss was charged $3,516,895 and undistributed net investment income was credited $3,554,861.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 1998, there were outstanding forward contracts, used to facilitate settlement of foreign currency denominated portfolio transactions.

8. SUBSEQUENT EVENT

In May 1998, the sub-advisor advised the Fund's Board of Directors and the Investment Manager of its resignation as sub-advisor, effective at the close of business on September 30, 1998. On June 2, 1998, the Board of Directors unanimously recommended that a new sub-advisory agreement with Morgan Stanley Asset Management Inc., an affiliate of the Investment Manager, be submitted to shareholders for approval at a special meeting expected to be held in August 1998.

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE PERIOD
                                            FOR THE YEAR       FOR THE YEAR     APRIL 26, 1996*
                                               ENDED              ENDED             THROUGH
                                          MAY 31, 1998**++     MAY 31, 1997       MAY 31, 1996
------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period....  $          8.79    $          9.61    $         10.00
                                                  -------             ------             ------

Net investment loss.....................            (0.13)             (0.16)         --

Net realized and unrealized loss........            (1.99)             (0.66)             (0.39)
                                                  -------             ------             ------

Total from investment operations........            (2.12)             (0.82)             (0.39)
                                                  -------             ------             ------

Net asset value, end of period..........  $          6.67    $          8.79    $          9.61
                                                  -------             ------             ------
                                                  -------             ------             ------

TOTAL INVESTMENT RETURN+................           (24.12)%            (8.53)%            (3.90)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................             2.48%              2.43%              2.84%(2)

Net investment loss.....................            (1.62)%            (1.77)%            (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................         $125,008           $239,719           $273,544

Portfolio turnover rate.................                7%                25%         --

Average commission rate paid............          $0.0093            $0.0227            $0.0424

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         MAY 31, 1998++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.16
                                                                             ------
Net investment income.................................................         0.05
Net realized and unrealized loss......................................        (2.49)
                                                                             ------
Total from investment operations......................................        (2.44)
                                                                             ------
Net asset value, end of period........................................      $  6.72
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................       (26.64)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.83%(2)
Net investment income.................................................         0.75%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $126
Portfolio turnover rate...............................................            7%
Average commission rate paid..........................................      $0.0093

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.16
                                                                             ------
Net investment loss...................................................        (0.07)
Net realized and unrealized loss......................................        (2.41)
                                                                             ------
Total from investment operations......................................        (2.48)
                                                                             ------
Net asset value, end of period........................................      $  6.68
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................       (27.07)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.52%(2)
Net investment loss...................................................        (1.21)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,738
Portfolio turnover rate...............................................            7%
Average commission rate paid..........................................      $0.0093

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         MAY 31, 1998++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  9.16
                                                                            -------

Net investment loss...................................................        (0.01)

Net realized and unrealized loss......................................        (2.43)
                                                                            -------

Total from investment operations......................................        (2.44)
                                                                            -------

Net asset value, end of period........................................      $  6.72
                                                                            -------
                                                                            -------

TOTAL INVESTMENT RETURN+..............................................       (26.64)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.60%(2)

Net investment loss...................................................        (0.23)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $628

Portfolio turnover rate...............................................            7%

Average commission rate paid..........................................      $0.0093

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER JAPAN FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER JAPAN FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Japan Fund (the "Fund"), formerly Dean Witter Japan Fund, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JULY 10, 1998

TRUSTEES                                                          MORGAN STANLEY
Michael Bozic                                                     DEAN WITTER
Charles A. Fiumefreddo                                            JAPAN FUND
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- D Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
Morgan Grenfell Investment Services Limited


This report is submitted for the general information
of shareholders of the Fund. For more detailed
information about the Fund, its officers and trustees,
fees, expenses and other pertinent information, please
see the prospectus of the Fund. This report is not
authorized for distribution to prospective investors
in the Fund unless preceded or accompanied by an                  ANNUAL REPORT
effective prospectus.                                             MAY 31, 1998